LEE ENTERPRISES, INCORPORATED
AND SUBSIDIARIES

2024 OFFICERS AND DIRECTORS

LEE ENTERPRISES, INCORPORATED

Mary E. Junck	Chairman and Director (E) (SEC Filer)
Kevin D. Mowbray	President, Chief Executive Officer and Director (E) (SEC Filer)
Timothy R. Millage	Vice President, Chief Financial Officer and Treasurer (E) (SEC Filer)
Nathan E. Bekke	Senior Vice President, Operations and Audience Strategy (A) (SEC Filer)
Les Ottolenghi	Chief Transformation and Commercial Officer (A) (SEC Filer)
Joseph J. Battistoni	Vice President - Sales and Marketing (A) (SEC Filer)
Jolene Sherman	Vice President - Business Development and Market Strategies (A) (SEC Filer)
Astrid Garcia	Vice President – Human Resources and Legal, Chief Legal Officer (A) (SEC Filer)
Jared Marks	Vice President - Corporate Finance Assistant Secretary and Assistant Treasurer (A)
Josh Rinehults	Vice President - Operations Finance (A)
Virginia Fletcher	Chief Information Officer (A)
Jena Quinnell	Assistant Secretary and Assistant Treasurer (A)
T.F. Olt III	Secretary and General Counsel (E) (SEC Filer)
Steven C. Fletcher	Director (SEC Filer)
Margaret R. Liberman	Director (SEC Filer)
Brent M. Magid	Director (SEC Filer)
Dr. Shaun McAlmont	Director (SEC Filer)
Madeline McIntosh	Director (SEC Filer)
Jonathan Miller	Director (SEC Filer)
Herbert W. Moloney III	Director (SEC Filer)

(A) - Appointed Officer
(E) - Elected Officer
(SEC Filer)

LEE PUBLICATIONS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

THE LEE FOUNDATION

Kevin D. Mowbray	President and Director
Nathan E. Bekke	Vice President and Director
Timothy R. Millage	Secretary, Treasurer and Director
Astrid Garcia	Director

ACCUDATA, INC.

Nathan E. Bekke	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

INN PARTNERS, L.C. (82.46%)
Accudata, Inc., Manager and Majority Member

LEE PROCUREMENT SOLUTIONS CO.

Timothy R. Millage	President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

SIOUX CITY NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

JOURNAL-STAR PRINTING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

LEE BHM CORP.

Kevin D. Mowbray	President and Director
Nathan E. Bekke	Vice President
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Josh Rinehults	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

LEE CONSOLIDATED HOLDINGS CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

MADISON NEWSPAPERS, INC. (50%)

Clayton Frink	Chairman and Director
Ian Caso	President and Director
James D. Lussier	Secretary and Director
Josh Rinehults	Treasurer and Director
Nancy Gage	Director
Nathan Bekke	Director
Mary E. Hoffmann	Assistant Secretary, Assistant Treasurer

FLAGSTAFF PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

HANFORD LIQUIDATION, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

NVR LIQUIDATION CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

PANTAGRAPH PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

PULITZER INC.

Kevin D. Mowbray	President and Director
Astrid Garcia	Vice President and Director
T.F. Olt III	Secretary and Director
Timothy R. Millage	Treasurer and Director
Nathan E. Bekke	Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer

PULITZER MISSOURI NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

PULITZER NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

PULITZER TECHNOLOGIES, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

SMT LIQUIDATION, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

SOUTHWESTERN OREGON PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

STAR PUBLISHING COMPANY

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

THE BUFFALO NEWS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
Astrid Garcia	Vice President - Legal
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Josh Rinehults	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer

YNEZ CORPORATION

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President, Treasurer, and Director
T.F. Olt III	Secretary and Director
Jared Marks	Assistant Secretary and Assistant Treasurer
Jena Quinnell	Assistant Secretary and Assistant Treasurer
Astrid Garcia	Vice President - Legal

AMPLIFIED DIGITAL, LLC
Member: Pulitzer Inc.

FAIRGROVE LLC
Managing Member: St. Louis Post-Dispatch LLC

PULITZER NETWORK SYSTEMS LLC
Member: Pulitzer Inc.

Managers and Officers:

Kevin D. Mowbray	President and Manager
T.F. Olt III	Secretary and Manager
Timothy R. Millage	Treasurer and Manager
Astrid Garcia	Vice President - Legal

ST. LOUIS POST-DISPATCH LLC
Managing Member: Pulitzer Inc.

Officers:

Ian Caso	President
John Grove	Vice President of Circulation
T.F. Olt III	Secretary
Timothy R. Millage	Treasurer
Astrid Garcia	Vice President - Legal

SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
Member: Pulitzer Inc.

Managers and Officers:

Kevin D. Mowbray	Manager
T.F. Olt III	Secretary and Manager
Timothy R. Millage	Treasurer and Manager
Astrid Garcia	Vice President - Legal

TNI PARTNERS (50%)

Kevin D. Mowbray	Director
Nathan E. Bekke	Director
Ian Caso	Director

ADMINISTRATION OF BENEFIT PLANS

LEE EMPLOYEES’ RETIREMENT ACCOUNT PLAN

Administrative Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
Nathan E. Bekke

PULITZER INC. (“PULITZER”)

PULITZER EMPLOYEE BENEFITS TRUST (VEBA)

Astrid Garcia
Timothy R. Millage
Mark P. Hall

Investment Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
Jared Marks

LEE ENTERPRISES, INCORPORATED PENSION PLAN

Trustee: State Street Corporation and Principal Financial Group

Investment Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
Jared Marks